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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: September 1, 2008

                             FRANKLIN WIRELESS CORP.
             (Exact name of registrant as specified in its charter)

          NEVADA                     0-11616                95-3733534
          ------                     -------                ----------
 (State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)


              5440 MOREHOUSE DR., SUITE 1000, SAN DIEGO, CA 92121
             -------------------------------------------------------
                        (Address of principal executive offices)

              The Company's telephone number, including area code:

                                 (858) 623-0000

            9823 Pacific Heights Blvd., Suite J, San Diego, CA 92121 (Former name or former address, if changed since last report)





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SECTION 5 -CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On September 1, 2008 the Board of Directors appointed Yun J. (David) Lee as Chief Operating Officer of the Company.

     Mr. Lee has seventeen years of upper level management experience in telecommunications, including experience in the cellular telephone business in the U.S. and South America. Prior to joining the Company, he was President of Ace Electronics, and served as Chief Financial Officer and Director of Sales and Marketing for RMG Wireless. Prior to that he served as Controller and Director of International Sales for Focus Wireless in Chicago.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 18, 2008

                                             Franklin Wireless Corp.,
                                             a Nevada corporation

                                             By: /S/ OC KIM
                                                ----------------------
                                                President